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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 11, 1998


                                        [LOGO]
                          21ST CENTURY TELECOM GROUP, INC.
               (Exact name of registrant as specified in its charter)


          Illinois                      333-47235           36-4076758
     (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)              File Number)        Identification No.)


                    WORLD TRADE CENTER
                    350 NORTH ORLEANS
                    SUITE 600
                    CHICAGO, ILLINOIS                                   60654
                    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (312) 470-2100


                                   Not Applicable
           (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

     On August 11, 1998, 21st Century Telecom Group, Inc. (the "Company") announced the promotion of Robert Currey to President and Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT

         The exhibit accompanying this report is listed in the accompanying
Exhibit Index.



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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   21st CENTURY TELECOM GROUP, INC.
                                             (Registrant)

                                   Date:  August 13, 1998


                                   By:  /s/  Byron E. Hill
                                      -----------------------------------------
                                        Byron E. Hill, Corporate Controller


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                                   EXHIBIT INDEX

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EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT
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
     99             News Release dated August 11, 1998

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